UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2006

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)
363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 847-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On March 29, 2006, Newfield Exploration Company (the “Company”) agreed to offer, issue and sell $550 million of its 6 5/8% Senior Subordinated Notes due 2016 (the “Notes”) pursuant to, and subject to the terms and conditions set forth in, an underwriting agreement and a pricing agreement with the underwriters of the offering. The Notes are to be issued under a Subordinated Indenture dated as of December 10, 2001 between the Company and Wachovia Bank, National Association (formerly known as First Union National Bank), as Trustee (the “Indenture”), as supplemented by the Third Supplemental Indenture to be dated as of April 3, 2006. Closing of the issuance and sale of the Notes is scheduled for April 3, 2006.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
1.1	Underwriting Agreement dated March 29, 2006

1.2	Pricing Agreement dated as of March 29, 2006, by and between the Company and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named therein.

4.4.3	Form of Third Supplemental Indenture, to be dated as of April 3, 2006, to Subordinated Indenture dated as of December 10, 2001 between the Company and Wachovia Bank, National Association, as Trustee (formerly known as First Union National Bank)

4.4.4	Form of 6 5/8% Senior Subordinated Note due 2016 (included in Exhibit 4.4.3)

5.1	Opinion of King & Spalding LLP

12.1	Computation of Ratios of Earnings To Fixed Charges

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1 hereto)

25.1	Form T-1 Statement of Eligibility of Trustee under the Trust Indenture Act of 1939 of Wachovia Bank, National Association (formerly known as First Union National Bank) (incorporated herein by reference to Exhibit 25.2 to the Company’s Registration Statement on Form S-3 (File No. 333-124120))

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: March 31, 2006	By:	/s/ TERRY W. RATHERT
Terry W. Rathert
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement dated March 29, 2006

1.2	Pricing Agreement dated as of March 29, 2006, by and between the Company and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named therein.

4.4.3
Form of Third Supplemental Indenture, to be dated as of April 3, 2006, to Subordinated Indenture dated as of December 10, 2001 between the Company and Wachovia Bank, National Association, as Trustee (formerly known as First Union National Bank)

4.4.4	Form of 6 5/8% Senior Subordinated Note due 2016 (included in Exhibit 4.4.3)

5.1	Opinion of King & Spalding LLP

12.1	Computation of Ratios of Earnings To Fixed Charges

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1 hereto)

25.1
Form T-1 Statement of Eligibility of Trustee under the Trust Indenture Act of 1939 of Wachovia Bank, National Association (formerly known as First Union National Bank) (incorporated herein by reference to Exhibit 25.2 to the Company’s Registration Statement on Form S-3 (File No. 333-124120))

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